UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 13, 2005

Date of Report (date of earliest event reported)

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 East Middlefield Road
Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 18, 2005, Synopsys, Inc. (the “Company”) announced its results of operations for the fiscal quarter ended April 30, 2005. A copy of the Company’s press release announcing such results dated May 18, 2005 is attached hereto as Exhibit 99.1.

The information set forth under this Item 2.02, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 13, 2005, Steven K. Shevick, Senior Vice President and Chief Financial Officer of the Company, notified the Company that he will resign from his positions with the Company. Mr. Shevick’s resignation was not due to a disagreement with the Company known to an executive officer of the Company on any matter relating to the Company’s operations, policies or practices.

On May 16, 2005, the Company's Board of Directors appointed Rex S. Jackson, Vice President and General Counsel of the Company, to the position of Acting Chief Financial Officer of the Company, effective as of the date of Mr. Shevick’s resignation.

Mr. Jackson, 45, joined the Company in February 2003 as Vice President, General Counsel and Corporate Secretary. Prior to joining the Company, Mr. Jackson was an investment director with Redleaf Group, Inc., an early stage venture capital firm, from April 2000 through December 2001, and President and CEO of Atlantes Services, Inc., a Redleaf portfolio company, from December 2001 through January 2003. Prior to joining Redleaf, from August 1998 to April 2000, Mr. Jackson was Vice President and General Counsel of AdForce, Inc., a provider of ad management and delivery services on the Internet. Prior to joining AdForce, Mr. Jackson served as Vice President, Business Development and General Counsel of Read-Rite Corporation, a manufacturer of thin film recording heads for the disk and tape drive industries from 1996 to 1998, and as Vice President and General Counsel from 1992 to 1996. Mr. Jackson holds an A.B. degree from Duke University and a J.D. degree from Stanford University.

There is no family relationship between Mr. Jackson and any other Company executive officer or director.

There is no employment agreement between the Company and Mr. Jackson.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

99.1           Press release dated May 18, 2005 relating to Synopsys, Inc.’s results of operations for the fiscal quarter ended April 30, 2005.

99.2           Press release dated May 18, 2005 relating to the resignation of Steven K. Shevick as Senior Vice President and Chief Financial Officer of Synopsys, Inc.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2005	SYNOPSYS, INC.

/s/ Rex S. Jackson
	Name:	Rex S. Jackson
	Title:	Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release dated May 18, 2005 relating to Synopsys, Inc.’s results of operations for the fiscal quarter ended April 30, 2005.

99.2	Press release dated May 18, 2005 relating to the resignation of Steven K. Shevick as Senior Vice President and Chief Financial Officer of Synopsys, Inc.